UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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MASIMO CORPORATION
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On May 31, 2023, Masimo Corporation (“Masimo”) issued the following press release in connection with Masimo’s 2023 annual meeting of stockholders.
Masimo Files Investor Presentation Highlighting Track Record of Success, Compelling Strategy, Responsive Governance Changes and Risks Posed by Quentin Koffey’s Agenda
Masimo’s Leadership Has Delivered Strong Returns for Investors through Sustained Profitable Above-Market Growth
Masimo’s Strategy Leverages Core Competencies to Extend Growth in Core and New Markets, Create Value for All Shareholders
Masimo’s Board Has Engaged Extensively with Shareholders and Acted on Their Feedback
Quentin Koffey’s Unprincipled, Self-Serving Behavior and Dangerous Agenda Jeopardize Masimo’s Long-Term Potential
Strongly Encourages Stockholders to Protect Their Investment by Voting FOR H Michael Cohen and Julie Shimer, Ph.D., on the WHITE Proxy Card
Visit KeepMasimoStrong.com for More Information
IRVINE, Calif. – (BUSINESS WIRE) – Masimo Corporation (“Masimo” or the “Company”) (Nasdaq: MASI) today filed an investor presentation with the U.S. Securities and Exchange Commission in connection with its Annual Meeting of Stockholders to be held on June 26, 2023. The presentation outlines why the management team and Board of Directors are well-positioned to continue delivering strong returns to all stockholders and details the risk that Politan Capital Management (“Politan”) and its nominee Quentin Koffey pose to the Company’s strategy, principles and leadership. To protect stockholders’ investment and to ensure Masimo continues to create value, the Board encourages stockholders to vote FOR Masimo’s highly qualified director nominees, H Michael Cohen and Julie Shimer, Ph.D.
The presentation is available here.
About Masimo
Masimo (Nasdaq: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. In addition, Masimo Consumer Audio is home to eight legendary audio brands, including Bowers & Wilkins™, Denon™, Marantz™, and Polk Audio™. Our mission is to improve life, improve patient outcomes; and reduce the cost of care. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown in over 100 independent and objective studies to outperform other pulse oximetry technologies. Masimo SET® has also been shown to help clinicians reduce severe retinopathy of prematurity in neonates, improve CCHD screening in newborns, and, when used for continuous monitoring with Masimo Patient SafetyNet™ in post-surgical wards, reduce rapid response team activations, ICU transfers, and costs. Masimo SET® is estimated to be used on more than 200 million patients in leading hospitals and other healthcare settings around the world, and is the primary pulse oximetry at 9 of the top 10 hospitals as ranked in the 2022-23 U.S. News and World Report Best Hospitals Honor Roll. In 2005, Masimo introduced rainbow® Pulse CO-Oximetry technology, allowing noninvasive and continuous monitoring of blood constituents that previously could only be measured invasively, including total hemoglobin (SpHb®), oxygen content (SpOC™), carboxyhemoglobin (SpCO®), methemoglobin (SpMet®), Pleth Variability Index (PVi®), RPVi™ (rainbow® PVi), and Oxygen Reserve Index (ORi™). In 2013, Masimo introduced the Root® Patient Monitoring and Connectivity Platform, built from the ground up to be as flexible and expandable as possible to facilitate the addition of other Masimo and third-party monitoring technologies; key Masimo additions include Next Generation SedLine® Brain Function Monitoring, O3® Regional Oximetry, and ISA™ Capnography with NomoLine® sampling lines. Masimo’s family of continuous and spot-check monitoring Pulse CO-Oximeters® includes devices designed for use in a variety of clinical and non-clinical scenarios, including tetherless, wearable technology, such as Radius-7®, Radius-PPG® and Radius VSM™, portable devices like Rad-67®, fingertip pulse oximeters like MightySat® Rx, and devices available for use both in the hospital and at home, such as Rad-97®. Masimo hospital and home automation and connectivity solutions are centered around the Masimo Hospital Automation™ platform, and include Iris® Gateway, iSirona™, Patient SafetyNet, Replica®, Halo ION, UniView®, UniView :60™, and Masimo SafetyNet™. Its growing portfolio of health and wellness solutions includes Radius T°™ and the Masimo W1™ watch. Additional information about Masimo and its products may be found at www.masimo.com. Published clinical studies on Masimo products can be found at www.masimo.com/evidence/featured-studies/feature/.
ORi, RPVi, and Radius VSM have not received FDA 510(k) clearance and are not available for sale in the United States. The use of the trademark Patient SafetyNet is under license from University HealthSystem Consortium.

Forward-Looking Statements
All statements other than statements of historical facts included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, certain statements regarding Politan and its nominee, Quentin Koffey, and their agenda and risks associated therewith. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include those set forth in this press release and certain other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and Form 10-Q, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Additional Information Regarding The Annual Meeting of Stockholders Currently Expected to Be Held on June 26, 2023 and Where to Find It
Masimo has filed a definitive proxy statement containing a form of WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2023 Annual Meeting. MASIMO’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY WILL CONTAIN OR CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Masimo with the SEC without charge from the SEC’s website at www.sec.gov.
Certain Information Regarding Participants
Masimo, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Masimo’s shareholders in connection with the matters to be considered at the 2023 Annual Meeting. Information regarding the ownership of Masimo’s directors and executive officers in Masimo common shares is included in Masimo’s definitive proxy statement, which can be found through the SEC’s website at www.sec.gov. To the extent holdings of Masimo’s securities by directors or executive officers have changed since the amounts set forth in the definitive proxy statement, such changes have been or will be reflected on SEC filings filed by the applicable individuals on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. These documents can be obtained free of charge from the sources indicated above.

# # #

Investor Contact: Eli Kammerman	Media Contact: Evan Lamb
(949) 297-7077	(949) 396-3376
ekammerman@masimo.com	elamb@masimo.com
Masimo, SET, Signal Extraction Technology, Improving Patient Outcome and Reducing Cost of Care... by Taking Noninvasive Monitoring to New Sites and Applications, rainbow, SpHb, SpOC, SpCO, SpMet, PVI and ORI are trademarks or registered trademarks of Masimo Corporation.

On May 31, 2023, Masimo issued an investor presentation in connection with Masimo’s 2023 annual meeting of stockholders. A copy of the investor presentation can be found below and is also available at www.KeepMasimoStrong.com.

Masimo

Successfully Executing Strategies to Drive Long-Term Value for All Stockholders

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May 2023

Table of Contents

Masimo

Executive Summary	5
Building the Right Strategy for the Future	8
Strong Track Record of Delivering Shareholder Value	17
Commitment to Our Shareholders	22
Our Experience with Politan and Views on Its Nominees	30
Concluding Remarks	37

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Masimo

Executive Summary

Executive Summary

Masimo Has and Continues to Deliver Outsized Returns for Investors	• Since its 2007 IPO, **Masimo's stock delivered a >1,000% return, >2x Nasdaq Composite Index and ~2x Dow Jones U.S. Select Medical Equipment Index** (the "Medical Devices Index") returns during the same period • **Politan's entry in the Masimo stock has created substantial value loss for shareholders, resulting in a 10% decline in Masimo** vs a 3% decline for the Medical Device Index for the period between Politan's 13D filing and before Masimo's Investor Day • At the December 2022 Investor Day, management unveiled its strategy for continued value creation – **Masimo's stock has since returned 32% vs. a 6% increase for the Medical Devices Index** and a 10% increase for the NASDAQ Composite Index – **This outperformance has substantially closed the valuation gap between Masimo and its peers that opened following the Sound United acquisition** – Strong market response demonstrates the growing market conviction that this strategy maximizes the long-term shareholder value • We believe the TSR decline following May 1st, the closing price on the day before Politan filed its preliminary proxy materials and nominated Quentin Koffey, reflects the market's concern about Mr. Koffey's plans for the Company and the risks of his agenda with respect to Mr. Kiani
Strong Track Record of Execution Provides Visibility to Future Performance	• The Company has delivered strong returns for shareholders through sustained improvement in operating performance that drove consistent profitable, above-market growth • From 2017 through 2021, under the current Board's tenure, Masimo delivered results that significantly exceeded targets set under its previous strategic plan: – **Revenue grew at a 14% CAGR vs. the 8-10% target set in 2017** – **Operating margins expanded >500 basis points vs. the 400 basis-point target** – **EPS grew at a 23% CAGR vs. the 12-15% target** • Masimo has **delivered EPS beats over consensus estimates for the past 25 quarters straight**, despite macro disruptions which have impacted many of its peers • The Company has maintained rigorous capital allocation and **sustained ROIC at levels well above the medical device industry**, while expanding into new and adjacent markets • Execution history provides conviction in the current management team and board to deliver continued outperformance
Governance Changes in Response to Robust Investor Engagement by the Board	• During the past year, management has engaged with Masimo's shareholders extensively, **speaking directly with the holders of more than 50% of outstanding shares** • In response to this feedback, the current Board took a series of actions, including: – **Continued refreshment to the Board of Directors through expansion of the Board from five to seven directors** – **Appointment of H. Michael Cohen as Lead Independent Director** – **Proposal to amend Masimo's charter to declassify the Board** – **Termination of the Company's rights agreement** – **Certain executive compensation enhancements, including adding a relative TSR metric to incentive awards**

Source: Capital IQ (unaffected date of 5/1/2023)

5

Executive Summary (cont'd)

Politan Is Either Purposely Misleading or Fundamentally Ignorant of Masimo's Business and Appears to Be Pursuing a Short-Term Agenda	• **Despite months of engagement and our offers to collaborate on Board refreshment, Mr. Koffey has rejected jointly appointing independent Directors and has rejected our invitations to understand Masimo's business:** – We gave Mr. Koffey multiple opportunities to work with us in identifying two mutually agreed-upon directors independent of both Masimo and Politan to add to the Board, which Politan has refused, unless he, himself, is elected to the Board – In our limited interactions, has proved to be largely ignorant of the Company's technology & customer needs – Declined our invitation, under NDA, for full access to additional information about the Company and management's business strategies • **Mr. Koffey's commentary since launching his proxy contest reflects either an intent to mislead our shareholders or a fundamental lack of understanding of Masimo's business, industry and history** – Mr. Koffey's eagerness to "fix innovation" at Masimo not only exposes his hubris, but more importantly, severely risks killing the goose that lays the golden egg – The "consistent" declines in ROIC that Mr. Koffey purports to identify are in fact a mirage created by the gradual, and known cessation of the royalties won by Masimo's successful defense of its intellectual property – Not only is Masimo "cognizant of the need to build a repeatable and successful market entry process" in consumer health, the primary rationale for the Sound United acquisition was to accelerate just that • **Politan's apparent lack of ideas prior to launching a public proxy contest and unwillingness to cooperate when invited to do so clearly demonstrate that its focus is on getting Mr. Koffey his first public Board seat and his short-term agenda, including choking off our future investments and replacing our CEO** • **Replacing Joe Kiani, who is critical to our continued development and growth, risks significant value destruction for stockholders; this is a risk too grave for stockholders to take** – Joe engenders a start-up culture and is deeply engaged with our engineers to drive the product pipeline as seen by 25% of all Masimo patents listing Joe as a named inventor
Quentin Koffey is Not Additive & If Elected to the Board Will Likely be Value Destructive To Shareholders	• Mr. Koffey's unprincipled willingness to distort the truth in pursuit of his agenda will foster dysfunction and chaos at Masimo • Politan has also not cooperated with the Company's repeated attempts to arrange interviews for Ms. Brennan and Mr. Koffey with the Nominating, Compliance and Corporate Governance Committee • Mr. Koffey has none of the skills, background, or experience that other shareholders and the Board's Nominating, Compliance and Corporate Governance Committee have identified as valuable: – **No industry experience** – **No experience leading an investment in a publicly traded medical device company and has not overseen capital allocation in the industry** – **Has not brought forth a single strategic or operational idea since Politan invested in Masimo, nor did he suggest any of the governance changes the Board recently adopted** • Electing Mr. Koffey to the Board threatens Masimo's mission, principles and strategy and jeopardizes the long-term potential of Masimo to continue to deliver outsized returns for shareholders

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Building the Right Strategy for the Future

Masimo at a Glance

- Global technology company dedicated to improving lives with three operating segments: Healthcare, Consumer Health & Non-Healthcare
  - Healthcare segment offers revolutionary SET Pulse Oximeters and innovative rainbow measurements, as well as hospital automation and connectivity solutions
  - Consumer Health offers Masimo's revolutionary technology for people at home, with W1/Freedom wearables, Stork baby monitor, and Adaptive Acoustic Technology hearables, which also extends physicians' reach without compromising care
  - Non-healthcare segment offers premium and luxury audio, and home integration technologies

$171B+
Total Market Opportunity (1)

852%
10-Year TSR
vs. S&P 500: 219% / NASDAQ Composite: 311% / Medical Device Index: 396%

1,700+
Healthcare and Consumer Focused Patents

10 Years
Consecutively Beating EPS Guidance (2)

Mission

- Improve life™
- Improve patient outcomes and reduce cost of care®
- Take noninvasive monitoring to new sites and applications™

Guiding Principles

- Remain faithful to your promises and responsibilities.
- Thrive on fascination and accomplishment and not on greed and power.
- Strive to make each year better than the year before, both personally and for the team.
- Make each day as fun as possible.
- Do what is best for patient care.

2023E Revenue(3) : $2,415MM- $2,460MM

Non-Healthcare: 39%
LT Revenue Growth: 4 – 6%

Healthcare: 61%
LT Revenue Growth: 9 - 11%

Home Audio
SET
Headphones
Rainbow
Hospital Automation & Other Parameters

Source: Company Presentation / Filings
Notes:
1. Market estimates based upon internal data, iData & Futuresource
2. Based on EPS guidance issued at beginning of fiscal year during prior full-year earnings call
3. Based on consolidated revenue guidance as of Q1 Earnings Call on 5/9/2023

8

Adjacent Market Efforts Have Exceeded All Targets

Masimo has significantly outperformed its long-range revenue growth target of 8 to 10%, which included above-market growth targets for each of its major product categories (SET®, rainbow®, Hospital Automation and Other Parameters). Every major product category exceeded its growth target [(1)].

Revenue Mix

SET®
rainbow®, Automation and Other Parameters
$738
17%
83%
$1,100
23%
77%
$1,340
25%
75%
2017 Actuals
2022 Targets
2022 Actuals

2017 – 2022 CAGR

Actual
Target
Long-Term Growth Target Range
13%
10%
8%
9%
10%
8%
6%
7%
17%
10%
26%
20%
Total Revenue
SET®
rainbow®
Automation and Other Parameters

Source: Company Presentation / Filings
Note:
1. Long-term growth targets communicated during 2017 Investor Day (5/9/2017)

9

Our Strategy & Innovation has Enabled Meaningful Expansion into Massive New Markets & Enhanced Our Pulse Oximetry Position

Total Market Opportunity
($ in Billions)
SET is a platform technology with multiple components that apply to many of the other markets we have targeted through our adjacent market efforts, including the Sound United Transaction
★ = based on SET platform technology
Sound United Transaction
$3B
SET Pulse Oximetry®
★
$2
Rainbow® Pulse-Co-Oximetry
★
$0.3
SedLine® & O3® Brain Monitoring
★
$1
NomoLine® Capnography & Gas
$2.5
Hospital Automation
★
$9B
Hospital Monitoring & Automation
★
$20
Telemonitoring & Telehealth
★
$6
Home Audio: Premium & Luxury
$55
Hearables: Headphones
$1.5
Stork™ Baby Monitoring
★
$50
Wearables
★
$30
Hearables: Hearing Enhancement
★
$171B+
Total Market Opportunity
★
1998
2005
2010–2019
2019
2020
2022
2023
Beyond 2023

Pillars for Creating Shareholder Value

Differentiated and clinically superior **technological capabilities**, proven track record of **innovation**, and **customer-driven** approach to product development

Scaling and deepening integrated platform capabilities to capture the vast **Consumer Health** opportunity

Robust product portfolio and pipeline in **Professional Health** that addresses unmet needs of healthcare professionals and patients

Building on strong performance track record to drive **sustainable revenue** and **earnings growth** over the long-term

Sources: Market estimates based upon internal data, iData & Futuresource

10

Sound United Acquisition Provides Immediate Critical Mass for Consumer Channel Without Dilution

MASIMO

	Masimo Standalone	Masimo + Sound United
Consumer Channel & Infrastructure	• Limited consumer channel & infrastructure	• 20,000 points of global retail distribution • DTC marketing expertise • 450 consumer sales & marketing staff globally
Consumer Brand Recognition	• Trusted hospital brand • Limited consumer brand recognition	• 100+ years of consumer brand heritage • Known for premium & luxury brands
Hearables Market ($85B+)(1)	• No hearables in the market today • Developing hearables with Adaptive Acoustic Technology (AAT™)	• Headphones & earbuds technology & products • Ability to leverage Masimo's AAT™
Home Health Hubs	• Less than 1k home health hubs	• Over 3.4 million HEOS connected devices today are capable of acting as health hubs to Masimo's Secured Health Cloud
Engineering Power	• 450 engineers	• 825 engineers combined • Ability to leverage combined engineering power
Financial Impact	• Heavy multi-year investment would be required to build out consumer channel, without revenue to support • Dilutive to earnings over multiple years	• Provides Consumer Channel with immediate positive cash flow • Reasonable valuation (1x Revenue and 8x EBITDA) • Provided relatively low downside

> 200 opportunities evaluated before the Sound United transaction

Source: Company Presentation / Filings
Notes:
1. Market estimates based upon internal data & Futuresource Market Research

11

Increased Clarity Around Consumer Strategy Has Elevated Masimo's TSR…

Masimo

TSR – Between December 2022 Investor Day and Politan Proxy Filing [1]

TSR [1] - From 05/01/2023 to 05/22/2023
(14%)
1%
4%
(2%)
(1%)
Masimo
S&P 500
NASDAQ Composite
Medical Devices Index [2]
High-Growth MedTech Median [3]
32%
5%
10%
6%
8%
Masimo
S&P 500
NASDAQ Composite
Medical Devices Index [2]
High-Growth MedTech Median [3]

All TSR information is as of the unaffected date May 1st, the day before Politan filed its preliminary proxy materials and it became certain that Quentin Koffey would be a nominee. **We believe the subsequent decline reflects the market's concern about Mr. Koffey's plans for the Company and the risks of his agenda with respect to Mr. Kiani.**

*"We were admittedly skeptical ahead of this event, but are **starting to understand how the Sound United purchase can help support broad adoption of consumer health products**. We think the W1 watch makes sense as part of a telemonitoring ecosystem and the Sound United products help complete that home care setting. The Stork baby monitor seems like a natural fit, given MASI's reputation in pulse ox, doctor familiarity with the brand, and parents' preference for a safe, medical-grade product. With Stork, the **Sound United consumer retail channels will be an important boost for market entry**. In our view, revenue contribution from new consumer health products (one point of revenue CAGR over the 2023-2028 period) was set conservatively."*

BTIG

Report published December 15, 2022

*"Leading up to the meeting, management emphasized their hope that the event would help investors better-understand the strategic thinking behind both Sound United and Masimo's expanded consumer-oriented initiatives. We left the meeting feeling **encouraged that Sound United does make sense and is opening the door to an expanded array of more-sophisticated technologies for both the company's healthcare franchise and consumer business."***

STIFEL

Report published December 14, 2022

Source: Capital IQ (unaffected date of 5/1/2023)
Notes:
1. Total Shareholder Return includes dividends
2. Dow Jones U.S. Select Medical Device Index
3. High-Growth MedTech Peer Index includes Align, DexCom, Edwards, Insulet, Intuitive, ResMed

12

…And Had Returned Masimo to Historical Valuation Levels

Masimo

AV / NTM EBITDA(1)

8/16/2022: Politan First Disclosed Stake in Masimo
12/12/2022: Masimo Investor Day(3)
5/2/2023: Politan Files 14A Nominating 2 Directors
50.0x
40.0x
30.0x
27.3x
20.0x
19.2x
10.0x
0.0x
20.0x
19.5x
19.9x
19.8x
21.8x +2.0x
19.2x (0.7x)
Masimo
Medical Device Index(4)
Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Oct-21 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 Feb-23 May-23
Average Masimo Prem./(Disc.) to Medical Device Index (2): 12.5x
0.3x
2.5x
At Time of Proxy Filing: 2.6x

Sources: Wall Street Research, Capital IQ (unaffected date of 5/1/2023)
Notes:
1. Aggregate value calculated based on basic shares outstanding
2. Reflects average of premium/discount of Masimo to Medical Device Index from 1/1/2020 to select time periods
3. Unaffected date prior to Masimo Investor Day on 12/13/2022
4. Dow Jones U.S. Select Medical Device Index

13

Masimo is Comparable to Scaled, Profitable High Growth MedTech and Not Startups with Very Low Unprofitable Revenues

Masimo

Reasons for Inclusion and Exclusion (1)

✓ Peer Indices (S&P 500, NASDAQ Composite, Medical Devices Index)

Criteria: Broad-based indices with exposure to both macro and sector-specific market movements
- S&P 500: commonly used metric for market performance reflecting both cyclical and macroeconomic trends
- NASDAQ Composite: market-cap weighted index with a greater exposure to tech sector
- Medical Devices Index: broad peer set with varying levels of MedTech exposure

✓ High Growth MedTech

Criteria: MedTech focused peers with scale and financial profile closest aligned to Masimo
- Market Cap >$5Bn
- Revenue of >$1Bn
- Forward-revenue CAGR > 8%
- EBITDA margins >15%

Edwards, Intuitive Surgical, ResMed, Dexcom, Align, Insulet

✗ Acquired or Rumored Targets' Share Price Reflect Acquisition Premium

- Shockwave Medical: Stock traded up ~10% upon acquisition rumor on 04/21/23. Remains ~11% higher than unaffected price
- Abiomed: JNJ announced acquisition on 11/1/22 at a ~47% premium to unaffected
- NuVasive: Announced merger with Globus on 02/09/23 at a ~25% premium to unaffected

✗ Non-MedTech Companies Serving Different End Markets and Customers

- IDEXX Laboratories: Offers products primarily for the companion animal veterinary, livestock and poultry, dairy, and water testing markets
- West: Offers containment and delivery systems for injectable drugs and healthcare products serving pharmaceutical, diagnostic, and medical device companies
- Integer: Contract manufacturer serving medical device providers as well as energy, military, and environmental markets
- Teladoc Health: Provides virtual healthcare services to employers, health plans, hospitals and health systems, and insurance and financial services companies, as well as individual members

✗ Financially Different MedTech Companies

Small-Mid Market Cap, Sub-Scale Revenue or EBITDA Negative: AtriCure, Axonics, Globus Medical, Haemonetics, Inari, iRhythm, Tandem Diabetes Care

Highly Diversified: Abbott, Boston Scientific

Slower Growth: CooperCompanies, Dentsply Sirona, enovis, Hologic, icumedical, Integra, LivaNova, Steris, Teleflex

All TSR information is as of the unaffected date May 1st, the day before Politan filed its preliminary proxy materials and it became certain that Quentin Koffey would be a nominee. We believe the subsequent decline reflects the market's concern about Mr. Koffey's plans for the Company and the risks of his agenda with respect to Mr. Kiani.

Source: Capital IQ (5/1/2023)
1. Market Data as of 5/1/2023, the unaffected date immediately prior to Politan filing its preliminary proxy statement

14

Analysts Remain Excited About the Masimo Story

Continued Outperformance and Promising Outlook

*"Masimo's solid 1Q23 results, continued hospital contracting wins, and multiple compelling 2023 product launches on tap, all further reinforced our positive view that **the company is heading in the right direction** and that we could see **"more-of-the-same" outperformance** as the year progresses."*

STIFEL

Report published May 9, 2023

*"We believe that Masimo's Sound United acquisition provides it with **strong consumer brands and a distribution channel** for its nascent consumer health business including its W1 smartwatch. We expect high-single digit (or better) revenue growth, combined with product mix, cost-reduction efforts, and accretion from the Sound United deal, to drive mid-teens (or better) earnings growth."*

Needham

Report published May 10, 2023

*"On the non-Healthcare business, we believe the number of new products unveiled and planned for launch next year is impressive and that there may be **upside to revenue estimates**. We think the W1 watch makes sense as part of a telemonitoring ecosystem, and the Sound United products help complete that home care setting. The long-range targets map a **sustainable outlook that appropriately balances revenue growth and spending**."*

BTIG

Report published May 9, 2023

Sound United Acquisition Strategy is Resonating

*"We... continue to believe now, that **Masimo is differentially positioned to operationalize a vision inspired by two mega healthcare themes**: (1) the future of healthcare is in the home and (2) connected sensors are powerful widgets that can help prevent, manage, and monitor disease and promote wellness. While the playing field is littered with consumer brands aspiring to be healthcare platforms, **with Masimo you have a hospital-focused medical specialist now leveraging its platform to improve (1) in-hospital care, (2) out-of-hospital care, and (3) consumer experience with wearable wellness devices***

WOLFE RESEARCH

Report published December 14, 2022

*"We found the event beneficial in providing a **hands-on experience** with the company's full Healthcare and Consumer pipelines, as well as in **showcasing insights on how MASI plans to attack the many new end markets that it's targeting** - at-home smart baby monitoring, wearables, hearables, and telemonitoring."*

PIPER | SANDLER

Report published December 14, 2022

6 of 7 Brokers Have a Buy Rating With a Median Analyst Price Target of $200/share

Source: Capital IQ (unaffected date of 5/1/2023)

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Strong Track Record of Delivering Shareholder Value

Masimo Has Delivered Total Shareholder Return Among the Best in Class

TSR – Last 10 Years (1)

852%
219%
311%
396%
806%
Masimo
S&P 500
NASDAQ Composite
Medical Devices Index (2)
High-Growth MedTech Median (3)

TSR – Last 5 Years (1)

106%
71%
79%
85%
131%
Masimo
S&P 500
NASDAQ Composite
Medical Devices Index (2)
High-Growth MedTech Median (3)

TSR – Summary (1)

	From	To	Masimo	Total Shareholder Return: S&P 500	NASDAQ Composite	Medical Devices Index (2)	High-Growth MedTech Median (3)
Various Time Periods							
YTD	1/3/2023	5/1/2023	29%	10%	18%	8%	13%
From 1 Year Ago	5/2/2022	5/1/2023	59%	2%	(2%)	4%	17%
From 3 Years Ago	5/1/2020	5/1/2023	(13%)	54%	45%	38%	53%
From 5 Years Ago	5/1/2018	5/1/2023	106%	71%	79%	85%	131%
From 10 Years Ago	5/1/2013	5/1/2023	852%	219%	311%	396%	806%
Key Events							
Since Investor Day	12/12/2022	5/1/2023	32%	5%	10%	6%	8%
Since IPO	8/7/2007	5/1/2023	1,012%	288%	460%	568%	1,669%

All companies public at time of Masimo IPO

Masimo outperforms or performs in line with benchmark

Masimo underperforms relative to benchmark

Source: Capital IQ (unaffected date of 5/1/2023)

Notes:
1. Total Shareholder Return includes dividends
2. Dow Jones U.S. Select Medical Device Index
3. High-Growth Medtech Peer Index includes Align, DexCom, Edwards, Insulet, Intuitive, ResMed

17

Masimo has Consistently Exceeded Analyst Expectations Over the Last 6 Years

Joe Kiani and the management team have delivered on their promises

Revenue Beats | EPS Beats

of Beats vs. Analyst Expectations Over Last 25 Quarters

24
19
25
18
Masimo
Medical Devices Index Median (1)
Masimo
Medical Devices Index Median (1)

10 Year Track Record of Outperforming Guidance

% Beat / Miss vs Guidance

Year	Performance vs. Guidance[3] EPS
2013	Beat by 3%
2014	Beat by 8%
2015	Beat by 19%
2016	Beat by 31%
2017	Beat by 36%
2018	Beat by 8%
2019	Beat by 5%
2020	Beat by 1%
2021	Beat by 5%
2022	Beat by 3%
Median	**Beat by 6%**

Masimo Quarterly Performance

% Beat / Miss vs Consensus

Quarter	Performance vs. Consensus[2] Revenue	EPS
Q1 2017	Beat by 1%	Beat by 38%
Q2 2017	Beat by 2%	Beat by 17%
Q3 2017	Beat by 2%	Beat by 32%
Q4 2017	Beat by 12%	Beat by 30%
Q1 2018	Beat by 3%	Beat by 9%
Q2 2018	Beat by 2%	Beat by 1%
Q3 2018	Beat by 2%	Beat by 3%
Q4 2018	Beat by 2%	Beat by 14%
Q1 2019	Beat by 4%	Beat by 5%
Q2 2019	Beat by 3%	Beat by 4%
Q3 2019	Beat by 3%	Beat by 5%
Q4 2019	Beat by 2%	Beat by 5%
Q1 2020	Beat by 4%	Beat by 9%
Q2 2020	Beat by 4%	Beat by 7%
Q3 2020	Beat by 11%	Beat by 25%
Q4 2020	Beat by 1%	Beat by 15%
Q1 2021	Beat by 1%	Beat by 1%
Q2 2021	Beat by 3%	Beat by 4%
Q3 2021	Beat by 4%	Beat by 3%
Q4 2021	Beat by 2%	Beat by 10%
Q1 2022	Miss by (1%)[4]	Beat by 7%
Q2 2022	Beat by 5%	Beat by 13%
Q3 2022	Beat by 3%	Beat by 9%
Q4 2022	Beat by 3%	Beat by 13%
Q1 2023	Beat by 1%	Beat by 5%
Median	**Beat by 3%**	**Beat by 9%**

Source: Refinitiv / Thomson

Notes:
1. Dow Jones U.S. Select Medical Device Index, excluding those that were not publicly listed before Q1 2017
2. Consensus estimate based on Refinitiv (Thomson) median
3. Based on EPS guidance issued at beginning of fiscal year during prior full-year earnings call
4. Q1 2022 revenue miss due to macro supply chain challenges

18

History of Outperforming Long-Term Targets

Historical Targets vs. Actual Performance
Actual Performance vs Long-Term Targets Presented at 2017 Investor Day

2017A-2021A Revenue CAGR

(%)

480 bps outperformance
9.0%
13.8%
Masimo Target[(2)]
Masimo Actual

2017A – 2021A Oper. Margin Expansion

(bps)

120 bps outperformance
400bps
520bps
Masimo Target[(2)]
Masimo Actual

Exhibited prudent SG&A spend with 590bps contraction compared to target of 200bps

2017A – 2021A EPS CAGR

(%)

970 bps outperformance
13.5%
23.2%
Masimo Target[(2)]
Masimo Actual

Current Long-Term Targets [(1)]

7 – 9%
Consolidated Revenue Growth

Market Segment	Market Growth	Masimo LT Growth	Premium to Market
SET Pulse Oximetry	~3–4%	6-8%	~2x
Rainbow Pulse Co-Oximetry	N/A	10%	N/A
NomoLine Capnography	~10%	20%	~2x
SedLine & O3 Brain Monitoring	~5–7%	20%	~3x
Hospital Automation	N/A	20%	N/A
Telemonitoring / Wearables	N/A	+20%	N/A
Hearables	DD	25%	~[2x]

10 – 12%
Operating Profit Growth

10 – 12%
EPS Growth

Source: Capital IQ, Company Filings and Presentations
Notes:
1. Reflects guidance provided during 2022 Investor Day (12/13/2022)
2. Reflects midpoint of target ranges provided during 2017 Investor Day (5/3/2017)

19

Masimo Has Been Prudent on Capital Allocation

ROIC Outpaces Industry Index[(1)(2)]

Masimo vs. Peers:
6.0%
5.0%
% Masimo Outperformed Peers' 10-Year ROIC
% Masimo Outperformed Peers' 5-Year ROIC
ROIC expected to return to historical levels over Masimo's Long-Range Plan
14.8%
15.4%
8.8%
10.4%
Masimo (Excludes Royalties)
Medical Devices Index (3)
10-Year ROIC Average (2013-2022)
5-Year ROIC Average (2018-2022)

R&D Spend in Line with Industry Index

L5Y Average R&D (as % of Total Sales)
10.1%
9.4%
Masimo (4)
Medical Devices Index (5)
'18A-'22A Revenue CAGR:
12.7%
10.3%

Source: Company Filings

Notes:

1. ROIC = NOPAT / Average Invested Capital; Invested Capital = Debt + Shareowners' Equity + Minority Interest ; NOPAT calculated as EBIT * (1 – Effective Tax Rate)
2. Excludes S&P 500 and NASDAQ Composite Index due to lack of exposure to sector trends and too disparate of a range of companies
3. Dow Jones U.S. Select Medical Device Index
4. Reflects organic revenue growth of Healthcare segment (excludes impact of Sound United acquisition and royalty related revenue)
5. R&D spend and revenue CAGR for peer groups not adjusted for acquisitions during period

20

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Commitment to Our Shareholders

Independent, Highly Qualified Board with Diversified Experiences to Deliver Value Creation

Directors possess the expertise, skills, experience and perspectives needed to facilitate oversight and strategic direction

Joe Kiani – Chairman and CEO

Director since 1989

- Founder and CEO of Masimo
- Chairman and CEO of Cercacor Laboratories
- **Prior Public Boards:** Stereotaxis
- **Skills**: CEO & Board Leadership, Technology and Innovation, Healthcare Industry and Operations, M&A, ESG

H Michael Cohen – Lead Independent Director (A) (C)

Director since 2018

- Former Global Head and Vice Chairman of Healthcare Investment Banking at Deutsche Bank
- **Skills**: Senior Leadership, Financial Expertise, Healthcare Industry and Operations, M&A, ESG

Adam Mikkelson (A) (C) (N)

Director since 2016

- Partner at Camber Capital Management
- Former Lead Healthcare Analyst at Datamonitor
- **Skills:** Financial Expertise, Healthcare Industry and Operations, M&A, ESG

Craig Reynolds (C) (N)

Director since 2014

- Former President and CEO of Cerêve
- Former COO of Philips-Respironics Home Health Solutions
- Former COO of Respironics
- Former CEO of Healthdyne
- **Prior Public Boards:** Vapotherm, Symmetry Surgical, Symmetry Medical, Respironics, Healthdyne Technologies
- **Skills**: CEO & Board Leadership, Financial Expertise, Technology and Innovation, Healthcare Industry and Operations, M&A, ESG

Julie A. Shimer Ph.D. (A) (N)

Director since 2019

- Former President and CEO of Welch Allyn
- Former President and CEO of Vocera Communications
- **Current Outside Public Boards**: Avanos Medical
- **Prior Public Boards:** Apollo Endosurgery, Windstream Holdings, NETGEAR, EarthLink Holdings Corp
- **Skills**: CEO & Board Leadership, Financial Expertise, Technology and Innovation, Healthcare Industry and Operations, Consumer, M&A, ESG

Legend:

Independent	C Compensation Committee
Committee Chair	A Audit Committee
Appointed since 2018	N Nominating, Compliance and Corporate Governance Committee

All directors other than our CEO are independent

Average tenure of independent directors is 5.3 years; no independent director has tenure beyond 10 years

Committed to further near-term refreshment

22

Our Refreshed Corporate Governance Demonstrates Our Commitment to Acting on Shareholder Feedback

Since our 2022 annual meeting, our Chairman & three of our independent directors engaged with stockholders representing more than 50% of shares outstanding, culminating in significant changes to our governance policies

H Michael Cohen

Lead Independent Director, Audit Chair

Craig Reynolds

Compensation Chair

Julie Shimer, Ph.D.

Nominating, Compliance and Corporate Governance Chair

Matters Discussed	Actions Taken as a Result
Board Declassification	**Submission to Stockholders of Proposal to Declassify Board** Approved, and recommended that stockholders vote in favor of, a proposal to amend the charter to declassify the Board over four years, beginning with directors up for election at the 2024 annual meeting of stockholders
Board Expansion	**Planned Expansion of the Board to Add Two New Independent Directors** Announced intention to expand the Board from five to seven members and initiation of search process, with support of an external advisory firm, for two new, highly qualified and complementary independent directors
Lead Independent Director	**Appointment of H Michael Cohen as Lead Independent Director** H Michael Cohen was unanimously chosen by his fellow independent directors to serve as LID
Stockholders' Rights Agreement	**Elimination of our Stockholder Rights Plan** The Board does not currently intend to adopt another rights plan. If a new rights plan were to be adopted in the future, the Board has agreed to seek stockholder approval of the rights plan within 12 months of its adoption unless the rights plan is terminated prior to such time
Executive Compensation	**Enhancements to our Executive Compensation Program** Made certain changes to our executive compensation program to better align compensation with stockholder returns, including moving to multi-year performance goals for equity-based incentive awards and adding market-based performance conditions

Prior to the 2022 Annual Meeting, we also amended our Corporate Governance Guidelines to **implement a Board Diversity policy** providing that our Nominating, Compliance and Corporate Governance Committee will ensure that the initial list of director candidates from which new Board nominees are chosen includes qualified women and diverse candidates

23

Our Key Corporate Governance Policies

The corporate governance policies we've adopted are reflective of shareholder feedback

Board Independence and Structure

- ✓ Appointment of a Lead Independent Director
- ✓ Company seeking to declassify the Board to provide for annual elections through a management-sponsored proposal
- ✓ Formal diversity policy for director nominees
- ✓ All of our non-employee directors are independent
- ✓ Maintain fully independent Board committees
- ✓ Directors may contact any employees of our Company directly for transparent engagement

Board Effectiveness

- ✓ Commitment to Board refreshment with two new independent directors since 2018 and announced plans to expand the Board to add two new independent directors within the near-term
- ✓ Diverse mix of viewpoints, experience, skills, tenure and age represented on the Board
- ✓ Director nominee selection process aligned with our long-term strategic plans
- ✓ Annual evaluation of Board and committee performance
- ✓ All directors attended more than 75% of the meetings of the Board and its committees in 2022

Policies and Practices

- ✓ Robust stock ownership policy for executives and Board members
- ✓ Annual compensation-related risk assessment and compensation review
- ✓ Compensation recovery ("Clawback") policy
- ✓ No hedging; pledging requires pre-approval

Stockholder Rights

- ✓ No stockholder rights plan
- ✓ Stockholder engagement that includes the Chairs of each of our committees and our Lead Independent Director
- ✓ Annual Say-on-Pay Vote
- ✓ Stockholder right to proxy access
- ✓ Single class of outstanding shares with equal voting rights

Newly Adopted Practices during 2022 and 2023

24

Commitment to Ongoing Board Refreshment

Our Board is comprised of individuals with expertise in fields that align with Masimo's business and long-term strategy, and reflects a blend of tenure that allows for both new perspectives and continuity

After receiving feedback from our shareholders, our Nominating, Compliance and Corporate Governance Committee initiated a search process in 2023 for two new, highly qualified and complementary independent directors to add to the Board

- This search requires independent and experienced directors with either consumer, payor/provider and/or government experience
- Since 2018, we have added two exceptionally qualified and independent directors bringing us consumer and M&A expertise
- If stockholders approve the declassification proposal at the 2023 Annual Meeting, the declassification process would commence at our 2024 Annual Meeting

2018	2019	2020	2021	2022	2023	2024
				Implemented Board Diversity Policy for identifying new nominees		Board would begin declassification process
Board Size: 7	Board Size: 8	Board Size: 8	Board Size: 6	Board Size: 5	Board Size: 5	Board Size: 7
1 Director Addition	1 Director Addition	2 Director Retirements	1 Director Retirement		Initiated search to add 2 new independent directors within the next 12 months	
H Michael Cohen	Julie Shimer, Ph.D.				Cohen named LID	

25

Commitment to Aligning Compensation with Performance

MASIMO

We have enhanced our executive compensation program to better align with stockholder returns

Enhancements to Compensation Plan in Response to Extensive Outreach Efforts

Key Investor Feedback	Our Responses
Consider adding a relative TSR metric to the long-term incentive award	For 2023, we added a relative TSR metric to performance share units (requiring 55th percentile outperformance relative to Nasdaq Composite for target payout over a three-year cumulative performance period); if absolute TSR is negative, funding percentage capped at 100%
Consider moving to three-year cumulative financial metrics rather than annual metrics in the long-term incentive plan	For 2023, we incorporated three-year cumulative Adjusted Product Revenue and Operating Margin into performance share units
Continue to enhance disclosure on executive compensation program	We have improved disclosure transparency and details in the 2023 proxy statement
Preference to only include double trigger change-in-control cash severance provisions in future executive employment agreements	Going forward, the Compensation Committee has committed that any new employment agreements will only include double-trigger change-in-control provisions

In connection with the Board's unanimous selection of H Michael Cohen as Lead Independent Director, Joe Kiani has voluntarily irrevocably and permanently waived his right to treat the appointment of any Lead Independent Director as "Good Reason" under his employment agreement with the Company, to terminate employment, and to receive contractual separation payments on this basis

Total Target Compensation
(FY2022 Program)

~92% At-Risk Pay

Joe Kiani

8%
7%
21%
64%

~80% At-Risk Pay

Other NEOs (1)

20%
18%
16%
46%

= *PSUs* = *Stock Options* = *Annual Cash Incentive* = *Base Salary*

Compensation Best Practices

- ✓ Robust stock ownership policy for executive and Board members
- ✓ Annual compensation risk assessment and review of executive compensation
- ✓ Compensation recovery ("Clawback") policy
- ✓ Independent Compensation Committee
- ✓ Annual stockholder advisory Say-on-Pay vote
- ✓ Multi-year vesting requirements and performance periods
- ✗ No guaranteed bonuses or upward discretion
- ✗ No new single-trigger change-in-control provisions
- ✗ No hedging; pledging requires pre-approval
- ✗ No special executive retirement plans
- ✗ No tax payments on perquisites
- ✗ No stock option repricing
- ✗ No evergreen provision
- ✗ No tax gross-up payments on post-employment compensation agreements

Note:
1. Average of Total Target Compensation of Other Named Executive Officers

26

The Facts of Our CEO Employment Agreement

- **Mr. Kiani's November 2015 Agreement should be considered in context. As the founder of the Company, Mr. Kiani's prior employment agreements beginning in 1994 (5 years after starting Masimo and when investors went over 50% ownership) with the Company entitled him to benefits and rights that were unique to Mr. Kiani, considering the value he provided to the Company. In 2013, the Compensation Committee asked that Mr. Kiani agree to eliminate a number of these benefits and rights**

- Mr. Kiani's employment agreement was **amended and restated in 2015 at the behest of the Board after years of negotiation between Mr. Kiani and the independent Compensation Committee**, which was initiated in **response to stockholder feedback,** with the objective of eliminating certain tax gross-ups, guaranteed annual stock option grants, and certain other benefits that Mr. Kiani was entitled to under his earlier employment agreements, some of which dated back to the 1990s, before Masimo's stock was publicly-traded

- The Compensation Committee carefully considered the available alternatives, with **advice from two leading law firms and a nationally recognized compensation consultant**

- Subsequently after we entered into the Restated CEO Employment Agreement, **Compensation Committee members held calls with stockholders collectively representing over 50% of our outstanding shares of common stock**. The response from stockholders was positive, and many acknowledged that, while the process had taken much longer than many anticipated, the amended agreement removed many of the elements they had previously considered problematic

- The new agreement also had the important benefit of incentivizing Mr. Kiani to stay and continue to lead Masimo as the CEO who founded Masimo and has led it through an **incredible period of growth (>365%)[(1)] since 2015**; the Compensation Committee continues to firmly believe that **retaining Mr. Kiani is critically important to Masimo's continued growth and success**

Note:
1. As of unaffected date of 5/1/2023

27

Politan's Misleading Complaint Regarding the CEO Employment Agreement

MASIMO

In October 2022, Politan demanded the Board rescind or disable the director change-in-control provision in the CEO Employee agreement, despite the fact that:

1. The amended **agreement was entered into and fully disclosed in 2015** and Politan was aware of it when it purchased Masimo stock seven years later
2. The amended agreement was the product of **extensive arms-length negotiations** between the Board's independent Compensation Committee and Mr. Kiani
3. The employment agreement is a contract and, as such, the Company's independent directors have **no legal authority to unilaterally disable such provisions**

After meeting with Shareholders, in March 2023, Mr. Kiani **permanently and irrevocably waived his right to treat the appointment of any Lead Independent Director as "Good Reason"** under his employment agreement, and with the rest of the Board amended the governances of Masimo in order to protect Masimo shareholders from the risk that Quentin Koffey poses

28

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Our Experience with Politan and Views on Its Nominees

Our Independent Director Nominees Have Highly Relevant Qualifications; By Contrast, Mr. Koffey is Woefully Unqualified

MASIMO

	Masimo Nominees		Politan Nominees	
	Julie Shimer, Ph.D.	**H Michael Cohen**	**Michelle Brennan**	**Quentin Koffey**
	 *__Tenure__: Independent Director since April 2019* **__2020 AGM Result__** *97.9% "FOR"*	 *__Tenure__: Independent Director since August 2018* **__2020 AGM Result__** *96.4% "FOR"*	 *If shareholders approve the expansion of the Board, we will consider Ms. Brennan along with the other candidates; Politan has not cooperated with the Company's repeated attempts to arrange interviews for Ms. Brennan*	 *Mr. Koffey lacks new director search criteria the Board looks for: candidates with experiences in healthcare or consumer roles and public company board service*
Professional Experience	Former President and CEO of Welch Allyn	Former Global Head and Vice Chairman of Healthcare Investment Banking at Deutsche Bank	A Former Global Value Creation Leader of Johnson & Johnson's Medical Device Division	Managing Partner & Chief Investment Officer at Politan Capital
Specific Qualifications, Experiences and Attributes	✓ 15+ years of medical technology leadership and directorship experience, most recently as President and CEO of Welch Allyn ✓ 30+ years of product development experience related to medical devices and consumer facing products ✓ Extensive technical understanding of physics and electrical engineering ✓ M.S. and Ph.D. degrees in Electrical Engineering	✓ 30+ years of experience in the healthcare industry ✓ Significant expertise in healthcare investment banking, advisory and M&A ✓ Senior banking leadership experience and a deep understanding of domestic and international economic indicators	✓ 30+ years of experience in the healthcare and medical device industry × No CEO, CFO, senior executive experience	× No healthcare or consumer industry experience × No senior leadership (CEO, CFO, senior executive, public Company Board) experience × No Technology, Innovation or ESG expertise × No investment experience in medical device industry
Public Board Experiences	• Avanos Medical (2014 – Present) • Apollo Endosurgery (2018 – 2023) • Windstream Holdings (2017 – 2020) • NETGEAR (2007 – 2019) • EarthLink Holdings (2013 – 2017)	• Masimo (2018 – Present)	• Recent Public Experience via Activists ▪ Cardinal Health (2022 – Present): Distributor of hospital supplies ▪ Coupa Software (2020 – 2023)	• None

30

Politan Has Shown No Interest in a Constructive Partnership and Has Demonstrated a Poor Understanding of Our Business

- Despite its stated interest in Masimo, Politan has **repeatedly refused to engage with management to learn more about the Company** and its business strategies
  - Unlike most activist investors, Politan did not come to the table with business ideas or even a point of view
  - In our engagements, Mr. Koffey has proved to be **largely ignorant of the Company's technology, raised no questions about the Company's business or plans, and could not identify a single business strategy** he would want the Company to pursue
  - Mr. Koffey congratulated Joe Kiani for Masimo, said he thought the market vastly overreacted to the Sound United acquisition and that if given 2 Board seats, he would become our "biggest cheerleader", get the "Joe Kiani multiple" again and protect Masimo from other activists and shareholders
  - We invited Mr. Koffey to seek additional information about the Company and management's business strategies by accepting a non-disclosure agreement, but he declined
- Mr. Koffey's commentary since launching his proxy contest reflects a **fundamental lack of understanding of Masimo's business, industry and history:**
  - The idea that Mr. Kiani and Masimo's management believe they have "immunity from market realities" is absurd given Masimo's battles to break into the pulse oximetry market. The barriers that Masimo had to break included an ecosystem locked up by Nellcor/Covidien/Medtronic and anticompetitive agreements with GPO and OEMS. Masimo worked with press, government and courts to break down the anti-competitive practices of the monopoly and today is the leading pulse oximetry company in the world. The continued profitable growth of both SET and Masimo is the product of a focused, disciplined strategy informed by "market realities" and including the development of innovative adjacent products. **Mr. Koffey's eagerness to "fix innovation" at Masimo is arrogance at display, but unfortunately severely risks killing the goose that lays the golden egg**
  - **The "consistent" declines in ROIC that Mr. Koffey purports to identify are in fact a mirage created by the gradual, required cessation of the royalties won by Masimo's successful defense of its intellectual property**
  - The products that Mr. Koffey cites as "further and further afield from [Masimo's] core competencies" all directly rely on our core technology of adaptive signal processing – the same technology Mr. Kiani used to revolutionize pulse oximetry and for which he and Masimo hold more than 500 patents. **Rather than stray from its core competencies, Masimo is leveraging its existing technology platform and clinical expertise by building the infrastructure to efficiently commercialize new use cases**
  - **Not only is the Company "cognizant of the need to build a repeatable and successful market entry process" in consumer health, the primary rationale for the Sound United acquisition was to accelerate just that**

31

Politan Has Shown No Interest in a Constructive Partnership and Has Demonstrated a Poor Understanding of Our Business (cont'd)

- Despite the lack of any business ideas from Politan prior to launching its proxy contest, **we gave Mr. Koffey multiple opportunities to work with us in identifying two mutually agreed-upon directors** independent of both Masimo and Politan to add to the Board
  - Instead of accepting this clear path to strengthening the Board as Politan claims to desire, **Politan has refused to engage unless we acquiesce to its self-serving demand that Mr. Koffey be added to the Board**
- Yet the rationale for why Mr. Koffey would create shareholder value as a director remains deeply unclear
  - When asked about his demand to be installed as a Board member during his first meeting with the Company in September 2022 and in subsequent meetings, **Mr. Koffey offered no rationale beyond Politan's standing as a large stockholder**; he even predicated his views about the Company on its response, stating he would be management's "biggest cheerleader" if added to the Board and would wage a proxy contest if not
  - Mr. Koffey lacks relevant industry experience, prior public company board service and understanding of the business and threatens to mire the boardroom in dysfunction and chaos

Mr. Koffey's lack of ideas prior to launching a proxy contest has been directly reflected in the market's negative response to Politan's entry into Masimo's stock:

TSR[1] - From Politan Filing[2] to Investor Day[3]:

2%
(10%)
(7%)
(15%)
(3%)
Masimo
S&P 500
NASDAQ Composite
Medical Devices Index (4)
High-Growth MedTech Median (5)

Notes:
1. Total Shareholder Return includes dividends
2. Politan 13D filed 8/16/2022
3. Investor Day held on 12/13/2022
4. Dow Jones U.S. Select Medical Device Index
5. High-Growth Medtech Peer Index includes Align, DexCom, Edwards, Insulet, Intuitive, ResMed

32

Politan Is Short-Term Focused and Concealing Its True Agenda

Masimo

Politan's lack of ideas prior to launching a public proxy contest and unwillingness to cooperate when invited to do so clearly demonstrate that its focus is on getting Mr. Koffey his first public Board seat and his short-term agenda, including choking off our future investments and replacing our CEO

- Despite months of engagement and our offers to collaborate on Board refreshment, put away the expensive proxy fight and only fight about Mr. Kiani's agreement, Politan rejected our offer and has made it clear that there is no acceptable path other than aggressively pursuing a proxy fight to appoint Mr. Koffey personally, despite his hurtful actions, lack of qualifications and failure to articulate how he would benefit stockholders as a director
- The criticisms presented during Mr. Koffey's proxy contest suggest all he wants is to distort the truth and evident success of Masimo's history
- Mr. Koffey has an exclusively short-term focus and wants to cut off our investments for the future legs of growth in order to achieve a short-term pop in the stock at the expense of significant long-term value, even if such cuts will hurt patient care and our ailing healthcare
- In addition, 5 of 6 past campaigns led by Mr. Koffey in his career as an activist, resulted in CEO replacement [1] with mixed results; Mr. Koffey has tried to downplay his long track record of driving CEO replacement, disingenuously claiming he would be Masimo founder and CEO Joe Kiani's "biggest cheerleader" if added to the Board, despite his attacks on the validity of the entirety of Mr. Kiani's employment agreement that has kept Mr. Kiani at Masimo
- One Politan investor even stated that Politan pitched the investment with intent to remove Mr. Kiani unless he would be willing to abide by the activist's plans
- When told that the Board was concerned that Masimo would lose Joe Kiani because of Politan's actions, Politan's lawyers responded, "Who says Mr. Koffey wants Joe Kiani to stay?"
- We believe Mr. Koffey intends to target Mr. Kiani but doesn't want to say as much given he fears shareholders may not agree it is a risk worth taking; replacing Joe Kiani, who is critical to our continued development and growth, risks significant value destruction for stockholders

Note:
1. Includes past campaigns publicly associated with Quentin Koffey at Politan, D.E. Shaw and Senator Investment Group; excludes Masimo and hostile bid campaigns

33

Joe Kiani Has Been Instrumental Since Inception…

Total Revenue
($MM)

1991: Original SET Pulse Oximeter Design
Drawn by Joe Kiani
Parallel engines and adaptive filters
Masimo W1 Origins
1989: Company Founded By Joe Kiani
1998: MasimoSET
Read-through motion and low perfusion pulse oximetry capabilities
2007: Patient SafetyNet
Powerful user interface with trending, real-time waveform capability at a central station, as well as remote clinician notification
2015: ROOT
Intuitive patient monitoring and connectivity platform
2017: Rad-97 PulseOx and NomoLine
Rad97: Compact form monitor
NomoLine: "No moisture" sampling technology
2018: SedLine
Provides bilateral brain monitoring activity
2022: W1
W1: Combines health data in the form of a wearable device
2023: Stork
Stork: Baby monitoring ecosystem provides noninvasive way of capturing newborn health data
2005 108
2006 224
2007 256
2008 307
2009 349
2010 405
2011 439
2012 493
2013 547
2014 587
2015 630
2016 695
2017 798
2018 858
2019 938
2020 1,144
2021 1,239
2022 2,036
2023 2,438
Guidance Midpoint
August 2007: Masimo IPO
February 2022: Announced Sound United Acquisition

34

...and Remains Critical to Masimo's Continued Long Term Success

MASIMO

Instrumental to Selling & Executing Masimo's Vision

Importance to Market-Leading Positioning

- Email correspondence among Apple executives referred to Kiani as **"the Steve Jobs"** of the MedTech space
  - Worth buying Masimo for over $1.2B for Joe Kiani
  - Apple discussed acquiring Masimo and installing Kiani as VP of Medical Technologies
- Expanded TAM from $3Bn to $171Bn
- Long **history of gaining market share** from competitors
- Ideas and innovations have been **critical to nearly every Masimo product**
- Widely recognized by hospital customers as market leader and innovator
- Positioned company as primary competitor in hospital automation and hospital to home markets

Importance to Masimo's Culture

- Created and maintained **start-up culture that fosters teamwork, dedication and innovation**
- **Holds the core engineering and management teams together**, many of whom have worked for Masimo for many years and are deeply loyal to Joe
- During the COVID pandemic:
  - Core team remained in office
  - Delivered Masimo SafetyNet, which allowed remote monitoring of COVID patients at home
  - Did not over-hire ever or lay off employees ever, including during and after COVID

Patient Safety Thought Leader

Named 2012 E&Y Entrepreneur of the Year in Life Sciences

Winner of the Intellectual Property Champion Award by the U.S. Chamber of Commerce in 2015

500+

Patents and patent applications on advanced signal processing, optical sensors, wearable technologies and other breakthrough technologies

25%

Named inventor on 25% of all Masimo patent filings (approx. 694 patent files)

78

Patent filings where Joe Kiani is the sole inventor, i.e. there is no innovation without Joe

2nd

Joe Kiani is the 2nd most common named inventor with roughly 2.5x more patents than the current 3rd place inventor

Under Joe Kiani's leadership, Masimo has beat EPS guidance for 10 consecutive years

Source: Company Presentation / Filings

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Masimo

History
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PR
PRV
05
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12,432

Concluding Remarks

Executive Summary

Masimo Has and Continues to Deliver Outsized Returns for Investors	• Since its 2007 IPO, **Masimo's stock delivered a >1,000% return, >2x Nasdaq Composite Index and ~2x Dow Jones U.S. Select Medical Equipment Index** (the "Medical Devices Index") returns during the same period • **Politan's entry in the Masimo stock has created substantial value loss for shareholders, resulting in a 10% decline in Masimo** vs a 3% decline for the Medical Device Index for the period between Politan's 13D filing and before Masimo's Investor Day • At the December 2022 Investor Day, management unveiled its strategy for continued value creation – **Masimo's stock has since returned 32% vs. a 6% increase for the Medical Devices Index** and a 10% increase for the NASDAQ Composite Index – **This outperformance has substantially closed the valuation gap between Masimo and its peers that opened following the Sound United acquisition** – Strong market response demonstrates the growing market conviction that this strategy maximizes the long-term shareholder value • We believe the TSR decline following May 1st, the closing price on the day before Politan filed its preliminary proxy materials and nominated Quentin Koffey, reflects the market's concern about Mr. Koffey's plans for the Company and the risks of his agenda with respect to Mr. Kiani
Strong Track Record of Execution Provides Visibility to Future Performance	• The Company has delivered strong returns for shareholders through sustained improvement in operating performance that drove consistent profitable, above-market growth • From 2017 through 2021, under the current Board's tenure, Masimo delivered results that significantly exceeded targets set under its previous strategic plan: – **Revenue grew at a 14% CAGR vs. the 8-10% target set in 2017** – **Operating margins expanded >500 basis points vs. the 400 basis-point target** – **EPS grew at a 23% CAGR vs. the 12-15% target** • Masimo has **delivered EPS beats over consensus estimates for the past 25 quarters straight**, despite macro disruptions which have impacted many of its peers • The Company has maintained rigorous capital allocation and **sustained ROIC at levels well above the medical device industry**, while expanding into new and adjacent markets • Execution history provides conviction in the current management team and board to deliver continued outperformance
Governance Changes in Response to Robust Investor Engagement by the Board	• During the past year, management has engaged with Masimo's shareholders extensively, **speaking directly with the holders of more than 50% of outstanding shares** • In response to this feedback, the current Board took a series of actions, including: – **Continued refreshment to the Board of Directors through expansion of the Board from five to seven directors** – **Appointment of H. Michael Cohen as Lead Independent Director** – **Proposal to amend Masimo's charter to declassify the Board** – **Termination of the Company's rights agreement** – **Certain executive compensation enhancements, including adding a relative TSR metric to incentive awards**

Source: Capital IQ (unaffected date of 5/1/2023)

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Executive Summary (cont'd)

Politan Is Either Purposely Misleading or Fundamentally Ignorant of Masimo's Business and Appears to Be Pursuing a Short-Term Agenda

- **Despite months of engagement and our offers to collaborate on Board refreshment, Mr. Koffey has rejected jointly appointing independent Directors and has rejected our invitations to understand Masimo's business:**
  - We gave Mr. Koffey multiple opportunities to work with us in identifying two mutually agreed-upon directors independent of both Masimo and Politan to add to the Board, which Politan has refused, unless he, himself, is elected to the Board
  - In our limited interactions, has proved to be largely ignorant of the Company's technology & customer needs
  - Declined our invitation, under NDA, for full access to additional information about the Company and management's business strategies
- **Mr. Koffey's commentary since launching his proxy contest reflects either an intent to mislead our shareholders or a fundamental lack of understanding of Masimo's business, industry and history**
  - Mr. Koffey's eagerness to "fix innovation" at Masimo not only exposes his hubris, but more importantly, severely risks killing the goose that lays the golden egg
  - The "consistent" declines in ROIC that Mr. Koffey purports to identify are in fact a mirage created by the gradual, and known cessation of the royalties won by Masimo's successful defense of its intellectual property
  - Not only is Masimo "cognizant of the need to build a repeatable and successful market entry process" in consumer health, the primary rationale for the Sound United acquisition was to accelerate just that
- **Politan's apparent lack of ideas prior to launching a public proxy contest and unwillingness to cooperate when invited to do so clearly demonstrate that its focus is on getting Mr. Koffey his first public Board seat and his short-term agenda, including choking off our future investments and replacing our CEO**
- **Replacing Joe Kiani, who is critical to our continued development and growth, risks significant value destruction for stockholders; this is a risk too grave for stockholders to take**
  - Joe engenders a start-up culture and is deeply engaged with our engineers to drive the product pipeline as seen by 25% of all Masimo patents listing Joe as a named inventor

Quentin Koffey is Not Additive & If Elected to the Board Will Likely be Value Destructive To Shareholders

- Mr. Koffey's unprincipled willingness to distort the truth in pursuit of his agenda will foster dysfunction and chaos at Masimo
- Politan has also not cooperated with the Company's repeated attempts to arrange interviews for Ms. Brennan and Mr. Koffey with the Nominating, Compliance and Corporate Governance Committee
- Mr. Koffey has none of the skills, background, or experience that other shareholders and the Board's Nominating, Compliance and Corporate Governance Committee have identified as valuable:
  - **No industry experience**
  - **No experience leading an investment in a publicly traded medical device company and has not overseen capital allocation in the industry**
  - **Has not brought forth a single strategic or operational idea since Politan invested in Masimo, nor did he suggest any of the governance changes the Board recently adopted**
- Electing Mr. Koffey to the Board threatens Masimo's mission, principles and strategy and jeopardizes the long-term potential of Masimo to continue to deliver outsized returns for shareholders

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Forward-Looking Statements
This communication includes forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about future events affecting us and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond our control and could cause our actual results to differ materially and adversely from those expressed in our forward-looking statements as a result of various risk factors, including, but not limited to; risks related to our assumptions regarding the repeatability of clinical results; risks related to our belief that Masimo’s unique noninvasive measurement technologies, including Masimo SpHb and rainbow®, contribute to positive clinical outcomes and patient safety; risks related to our belief that Masimo noninvasive medical breakthroughs provide cost-effective solutions and unique advantages; risks related to COVID-19; as well as other factors discussed in the “Risk Factors” section of our most recent reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. All forward-looking statements included in this communication are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the time the statements are made. We do not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in our most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.
Additional Information Regarding The Annual Meeting of Stockholders Currently Expected to Be Held on June 26, 2023 and Where to Find It
Masimo has filed a definitive proxy statement containing a form of WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2023 Annual Meeting. MASIMO’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY WILL CONTAIN OR CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Masimo with the SEC without charge from the SEC’s website at www.sec.gov.
Certain Information Regarding Participants
Masimo, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Masimo’s shareholders in connection with the matters to be considered at the 2023 Annual Meeting. Information regarding the ownership of Masimo’s directors and executive officers in Masimo common shares is included in Masimo’s definitive proxy statement, which can be found through the SEC’s website at www.sec.gov. To the extent holdings of Masimo’s securities by directors or executive officers have changed since the amounts set forth in the definitive proxy statement, such changes have been or will be reflected on SEC filings filed by the applicable individuals on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. These documents can be obtained free of charge from the sources indicated above.